Employee expenses	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Employee expenses	Employee expenses

		Year Ended December 31,
(in KUSD)	Note	2021	2020	2019
Wages, salaries and other costs		78,748	44,058	24,061
Social security costs		10,433	7,292	3,871
Share-based compensation expense	25	60,555	42,928	1,117
Defined benefit plan costs	23	436	966	462
Defined contribution plan costs		1,894	727	540
Employee expenses		152,066	95,971	30,051
Employee expenses increased from USD 96.0 million in 2020 to USD 152.1 million in 2021. This increase of USD 56.1 million is primarily due to higher headcount as the Company continues to advance clinical trials to expand the potential market opportunities for ZYNLONTA in earlier lines of therapies and new histologies, advance Cami to support BLA submission, and build its pipeline. Employee expenses also increased due to the recruitment of commercial employees for the commercial launch of ZYNLONTA in 2021. The increase in headcount also resulted in higher share-based compensation expense. Share-based compensation also increased as a result of the Company’s first annual equity award that was granted in 2021.
Employee expenses increased from USD 30.1 million in 2019 to USD 96.0 million in 2020. This increase of USD 65.9 million was primarily due to higher headcount as the Company continued to advance clinical trials associated with its lead product candidates, preparing for the commercial launch of ZYNLONTA and, to a lesser extent, becoming a public company. The increase in headcount resulted in higher share-based compensation expense as well as the acceleration of expense associated with the immediate vesting of awards as a result of the Company’s IPO.